Exhibit 99.1

COMMON STOCK	COMMON STOCK
NO PAR VALUE	NO PAR VALUE

Certificate		Shares
Number	BPZ RESOURCES, INC.	* * 600620* * * * * *
ZQ 000300	INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS	* * * 600620* * * * *
* * * * 600620* * * *
* * * * * 600620* * *
	AUTHORIZED NUMBER OF SHARES 250,000,000	* * * * * * 600620* *

THIS CERTIFIES THAT	MR. SAMPLE & MRS. SAMPLE &	CUSIP 055639 10:8
	MR. SAMPLE & MRS. SAMPLE	SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of	* * * SIX HUNDRED THOUSAND
SIX HUNDRED AND TWENTY* * *

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

BPZ Resources, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED <<Month Day, Year>>
COUNTERSIGNED AND REGISTERED:
Fernando Zúñiga y Rivero	COMPUTERSHARE TRUST COMPANY, N.A.
Chairman of the Board	(DENVER)
TRANSFER AGENT AND REGISTRAR,

Manuel Pablo Zúñiga-Pflücker	By
President	AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE	14969

BPZ RESOURCES, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT- . . . . . . . . .	Custodian . . . . . . . . . . . . . . .
		(Cust)	(Minor)
TEN ENT -	as tenants by the entireties	under Uniform Gifts to Minors Act . . . . . . . . . . . . .
JT TEN -	as joint tenants with right of survivorship	UNIF TRF MIN ACT . . . . . . . . . .	Custodian (until age. . .). . . . . . .
	and not as tenants in common	(Cust)	(Minor)
under Uniform Transfers to Minors Act. . . . . . . . . .
(State)
Additional abbreviations may also be used though not in the above list.

For value received,                                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: 20	Signature:

Signature(s) Guaranteed:	Signature:

BY:	Notice:THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

SECURITY INSTRUCTIONS
THIS IS WATERMARKED PAPER. DO NOT ACCEPT WITHOUT NOTING
WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK